                                                                  EXHIBIT 10.29

                             CONSENT AND AMENDMENT
                            TO TRANSACTION DOCUMENTS

     CONSENT AND AMENDMENT TO TRANSACTION DOCUMENTS dated as of December 31, 1996 among HEALTH AND RETIREMENT PROPERTIES TRUST (f/k/a "Health and Rehabilitation Properties Trust") (known in Wisconsin as "Health and Retirement Properties REIT"), a real estate investment trust formed under the laws of the State of Maryland ("HRP"), GRANCARE, INC. (f/k/a AMS Holding Co.), a California
                    ---
corporation ("GranCare"), AMS PROPERTIES, INC., a Delaware corporation ("AMS
              --------                                                   ---
Properties"), GCI HEALTH CARE CENTERS, INC., a Delaware corporation ("GCIHCC"),
----------                                                            ------
and NEW GRANCARE, INC., a Delaware corporation and wholly-owned subsidiary of GranCare ("New GranCare").
           ------------

                              W I T N E S S E T H

     WHEREAS, HRP, HostMasters, Inc., a California corporation ("HMI"),
                                                                 ---
GranCare, American Medical Services, Inc., a Wisconsin corporation ("AMS") and
                                                                     ---
AMS Properties have entered into an Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement dated as of December 28, 1990, as amended (as so amended, the "Acquisition Agreement"), under which, inter alia, (A) HRP has
              ---------------------                 ----- ----
leased 18 nursing properties located in Wisconsin, California, Colorado and Illinois to AMS Properties pursuant to the several Facility Leases (as amended, the "AMS Properties Facility Leases"), each incorporating a Master Lease
     ------------------------------
Document General Terms and Conditions dated as of December 28, 1990 (as amended, the "AMS Properties Master Lease") between HRP, as landlord, and AMS Properties,
     ---------------------------
as tenant, and (B) HRP has made a mortgage loan to AMS Properties in the original principal amount of $11,500,000, the payment of which is currently evidenced by a Promissory Note dated as of October 1, 1994 by AMS Properties to HRP (the "Mortgage Note") and is secured, inter alia by Mortgage and Security
          -------------                   ----------
Agreements dated as of March 31, 1995 (collectively, the "Mortgages") by AMS
                                                          ---------
Properties in favor of HRP encumbering the two nursing facilities in Wisconsin;

     WHEREAS, the terms defined in the Acquisition Agreement are used herein as therein defined, unless otherwise defined herein;

     WHEREAS, (a) in May 1991, the AMSHC Exchange (as defined in the Acquisition Agreement) took place, whereby GranCare, which previously had been a wholly-owned subsidiary of HMI, became the sole stockholder of HMI and AMS; and (b) in December 1993, AMS, which previously had owned all the outstanding common stock of AMS Properties, and AMS Rehab, Inc., a Delaware corporation and a wholly-owned subsidiary of GranCare, each merged into AMS Properties, with AMS Properties as the surviving corporation;

     WHEREAS, HRP has leased 7 nursing and/or residential living properties located in Arizona, California and South Dakota to GCIHCC pursuant to the several Facility Leases (as amended, the "GCIHCC Facility Leases"), each
                                          ----------------------
incorporating a Master Lease Document General

Terms and Conditions dated as of June 30, 1992 (as amended, the "GCIHCC Master
                                                                 -------------
Lease") between HRP, as landlord, and GCIHCC, as tenant;
-----

     WHEREAS, GranCare, which holds beneficially and of record all of the outstanding capital stock of AMS Properties and GCIHCC, proposes to transfer all of its skilled nursing, home health care, assisted living and contract management business (including, without limitation, such capital stock), and related assets, to New GranCare, with GranCare thereafter distributing New GranCare common stock to GranCare shareholders (collectively, the "Distribution"), pursuant to an Agreement and Plan of Distribution dated as of
 ------------
September 3, 1996 between GranCare and New GranCare (the "Distribution
                                                          ------------
Agreement");

     WHEREAS, immediately following the Distribution, GranCare shall merge with and into Vitalink Pharmacy Services, Inc., a Delaware corporation ("Vitalink"),
                                                                    --------
with Vitalink as the surviving corporation (the "Merger"), pursuant to an
                                                 ------
Amended and Restated Agreement and Plan of Merger dated as of September 3, 1996 between Vitalink and GranCare (the "Merger Agreement"); and
                                    ----------------

     WHEREAS, GranCare has requested that HRP agree to (a) waive the provisions of Section 9.15A of the Acquisition Agreement to permit the Distribution and Merger and (b) release Vitalink and its subsidiaries (including any remaining Subsidiary of GranCare that becomes a subsidiary of Vitalink as a result of the Merger) and their respective successors and assigns from and against any and all claims, liabilities and obligations, as successor by merger to GranCare, under
(A) the Acquisition Agreement, (B) the Representation Letter and Indemnification Agreement dated June 30, 1992 by GCIHCC, AMS Properties and GranCare to HRP (the "GCIHCC Indemnity Agreement"), (C) the Guaranty, dated as of December 28, 1990,
 --------------------------
as amended, by GranCare in favor of HRP in respect of the obligations of AMS Properties (the "AMS Properties Guaranty"), (D) the Guaranty dated as of June
                 -----------------------
30, 1992, as amended, by GranCare in favor of HRP in respect of the obligations of GCIHCC (the "GCIHCC Guaranty"), (E) the Pledge Agreement, dated as of
                ---------------
December 28, 1990, as amended, by GranCare in favor of HRP (the "AMS Properties
                                                                 --------------
Pledge Agreement"), (F) the Pledge Agreement, dated as of June 30, 1992 as
----------------
amended, by GranCare in favor of HRP (the "GCIHCC Pledge Agreement"), (G) the
                                           -----------------------
Subordination Agreement, dated as of December 28, 1990, as amended, among GranCare, as subordinate creditor, AMS Properties, as debtor and HRP, as senior creditor (the "AMS Properties Subordination Agreement"), (H) the Subordination
               --------------------------------------
Agreement, dated as of June 30, 1992, as amended, among GranCare, as subordinate creditor, GCIHCC, as debtor and HRP, as senior creditor (the "GCIHCC
                                                              ------
Subordination Agreement"), and (I) any other agreements, instruments or
-----------------------
understandings, written or oral, of GranCare with HRP or any of its affiliates relating to or arising out of the transactions contemplated by the agreements described in clauses (A) through (H) above; and HRP is, subject to the terms and provisions hereof, willing to so agree;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1.  CONSENT TO DISTRIBUTION AND MERGER; RELEASE OF VITALINK.
            -------------------------------------------------------

     Effective as of the Effective Time (as defined in Section 3 hereof), HRP
                                                       ---------
hereby:

     (1) consents to the terms of the Distribution Agreement and Merger Agreement, and the consummation of the transactions contemplated thereby;

     (2) releases Vitalink and its successors and assigns from and against any and all claims, liabilities and obligations, as successor by merger to GranCare, under (i) the Acquisition Agreement, (ii) the GCIHCC Indemnity Agreement, (iii) the AMS Properties Guaranty, (iv) the GCIHCC Guaranty, (v) the AMS Properties Pledge Agreement, (vi) the GCIHCC Pledge Agreement, (vii) the AMS Properties Subordination Agreement, (viii) the GCIHCC Subordination Agreement and (ix) any other agreements, instruments or understandings, written or oral, of GranCare with HRP or any of its affiliates relating to or arising out of the transactions contemplated by the agreements described in clauses (i) through (viii) above;

     (3) agrees to execute and deliver to Vitalink, at the sole cost and expense of Vitalink, such instruments and documents, including UCC-3 financing statements and other instruments of termination or release as may be reasonably requested by Vitalink in order to effectuate the agreement in paragraph (b) above; and

     (4) agrees that it will, at the request of New GranCare, and without the payment of any additional consideration by New GranCare (except for the out of pocket cost and expense of HRP in connection therewith, which shall be at the sole expense of New GranCare), to enter into a consent, waiver and estoppel agreement and an intercreditor agreement in connection with New Credit Facility (as that term is defined in the Preliminary Prospectus for New GranCare, Inc. included in the Schedule 14A filed with the Securities Exchange Commission on November __, 1996 (the "Schedule 14A")), in each case in substantially the form
                        ------------
of the Consent, Waiver and Estoppel Agreement and an Intercreditor Agreement, each dated March 31, 1995, executed by HRP in connection with the Credit Agreement dated as of March 31, 1995 among GranCare, certain lenders and First Union National Bank of North Carolina, as agent.

SECTION 2.  AMENDMENT OF TRANSACTION DOCUMENTS
            ----------------------------------

     The parties hereto hereby agree, effective as of the Effective Time (as defined in Section 3 hereof), that:
           ---------

     (1) The Acquisition Agreement, each other "Transaction Document", as such term is defined in Section 1.1 of the Acquisition Agreement (hereinafter the "AMS Transaction Documents") and each "Transaction Document" as such term is
--------------------------
defined in Article 1 of the GCIHCC Master Lease (hereinafter the "GCI
                                                                  ---
Transaction Documents", and with the AMS Transaction Documents, the "Transaction
---------------------                                                -----------
Documents") shall be amended such that each reference therein to "GranCare,
---------
Inc.," "GranCare," "AMS Holding Co.," "AMSHC" or words of like import referring to GranCare, Inc. shall mean and be a reference to New GranCare.

     (2) HRP shall send Vitalink (at its address set forth in the Vitalink Guaranty, as hereinafter defined) copies of any notice of default sent to New GranCare, AMS Properties or GCIHCC under any Transaction Document at the time that such notice is sent to New GranCare, AMS Properties or GCIHCC.

     (3) The Acquisition Agreement shall be amended in the following respects:

          (1) Section 1.1 is amended to add the following new definitions thereto:

               New GranCare - New GranCare, Inc., a Delaware corporation,
               ------------
          together with its permitted successors and assigns.

               Old GranCare - GranCare, Inc., a California corporation, together
               ------------
          with its permitted successors and assigns.

               Supply Contracts - agreements or arrangements between Vitalink
               ----------------
          and AMS Properties providing for pharmaceuticals or other supplies or services to be furnished to any facility operated by AMS Properties; provided that each such agreement or arrangement shall provide that it shall be terminated and of no further force and effect, and all obligations and liabilities thereunder released and terminated (other than obligations to pay for services or supplies previously rendered or furnished), at any time upon notice to Vitalink by HRP after either
          (i) HRP terminates any lease of such facility with AMS Properties, accelerates the maturity of any promissory note of AMS Properties or GCIHCC, or forecloses upon or exercises remedies of like effect in respect of the stock of GCIHCC or AMS Properties pledged to HRP, or
          (ii) the occurrence of an Event of Default hereunder or under any other Transaction Document involving the bankruptcy or insolvency of AMS Properties, GCIHCC, New GranCare or Vitalink.

               Vitalink - Vitalink Pharmacy Services Inc., a Delaware
               --------
          corporation, together with its permitted successors and assigns.

          (2) Section 1.1 is further amended by amending the definitions "Security Documents" and "Transaction Documents" in full to read as follows:

               Security Documents - each of the mortgages, leasehold mortgages
               ------------------
          or deeds of trust, security agreements, pledge agreements, voting trust agreements, collateral assignments of contracts and permits, stock powers and Uniform Commercial Code financing statements listed on Schedule 1.1 hereto, as each of the same has been or may be amended, amended and restated, modified or supplemented from time to time.

               Transaction Documents - means, collectively, (a) those documents
               ---------------------
          listed on Schedule 1.1 hereto, in each case as such documents have been or may be amended, amended and restated, modified or supplemented from time to time, together with any and all other documents executed in connection with, relating to, evidencing, or creating or perfecting collateral or security for, any such document and (b) all GCIHCC Transaction Documents.

          (3) Section 9.17 is amended by amending paragraphs (b), (c) and (e) thereof in full to read as follows:

               (b) unsecured Indebtedness consisting of accounts payable, accruals and similar items incurred in the ordinary course of business in accordance with reasonable and customary trade practices, that are neither owed to any Affiliate nor constitute Indebtedness for money borrowed or a Guarantee thereof;

               (c) Indebtedness for taxes, assessments, governmental charges or levies to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of Section 9.5
                                                                   -----------
          hereof or of the other applicable provisions of the Transaction Documents;

               (e) unsecured Indebtedness (including without limitation, accrued and unpaid management fees) of AMS Properties (i) owed to GranCare or any wholly-owned Subsidiary of GranCare (provided that the payment of such Indebtedness shall be subject to the terms of a subordination agreement in form and substance satisfactory to HRP among AMS Properties as debtor, GranCare or such wholly-owned Subsidiary as subordinate creditor and HRP as senior creditor) or (ii) owed to Vitalink under any Supply Contract.

          (4) The Acquisition Agreement is further amended by adding a new
     Schedule 1.1 thereto to read as set forth in Exhibit E hereto.
                                                  ---------

     (4) The AMS Properties Master Lease shall be amended in the following respects:

          (1) Article I is amended by amending the definitions "Guarantor" and "Transaction Documents" in full to read as follows:

               Guarantor shall mean any guarantor of Tenant's obligations under
               ---------
          the applicable Lease, including, without limitation, New GranCare, Inc., a Delaware corporation and GCI Health Care Centers, Inc., a Delaware corporation (but excluding in any event, Vitalink), in each case together with their respective successors and assigns.

               Transaction Documents shall mean those documents listed on
               ---------------------
          Schedule I hereto, and shall also include all documents constituting Transaction Documents as such term is defined in the Acquisition Agreement, in each case as such documents may be modified, amended or supplemented from time to time, together with any and all other documents executed in connection with, relating to, evidencing, or creating collateral or security for, any Lease.

          (2) Section 1.1 is further amended to add the following new definitions thereto:

               Vitalink shall mean Vitalink Pharmacy Services Inc., a Delaware
               --------
          corporation, together with its permitted successors and assigns.

               Vitalink Guaranty shall mean the Limited Guaranty delivered by
               -----------------
          Vitalink in favor of Landlord pursuant to Consent and Amendment to Transaction Documents dated as of December 31, 1996 among Tenant, Landlord, GranCare, Inc., New GranCare, Inc. and GCI Health Care Centers, Inc., as such Limited Guaranty may be amended, modified or supplemented from time to time.

          (3) Section 12.1 is amended by adding the word "or" immediately after the semicolon at the end of paragraph (o) thereof, and by adding a new paragraph (p) thereto to read as follows:

               (p) the occurrence of a Guarantor Event of Default (as such term is defined in the Vitalink Guaranty) at any time prior to the Release Date (as such term is defined in the Vitalink Guaranty);

     (5) The GCIHCC Master Lease shall be amended in the following respects:

          (1) Article I is further amended by amending the definition "Guarantor" and "Transaction Documents" in full to read as follows:

               Guarantor shall mean any guarantor of Tenant's obligations under
               ---------
          the applicable Lease, including, without limitation, New GranCare, Inc., a Delaware corporation, and AMS Properties, Inc., a Delaware corporation (but excluding in any event, Vitalink), in each case together with their respective successors and assigns.

               Transaction Documents shall mean those documents listed on
               ---------------------
          Schedule I hereto, and shall also include all documents constituting Transaction Documents as such term is defined in the Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement dated as of December 28, 1990, as amended, among Landlord, HostMasters, Inc., a California corporation, GranCare, Inc., American Medical Services, Inc., a Wisconsin corporation and AMS Properties, Inc., a Delaware corporation, in each case as such documents may be modified, amended or supplemented from time to time, together with any and all other documents executed in connection with, relating to, evidencing, or creating collateral or security for, any Lease.

          (2) Section 1.1 is further amended to add the following new definitions thereto:

               Supply Contracts - agreements or arrangements between Vitalink
               ----------------
          and Tenant providing for pharmaceuticals or other supplies or services to be furnished to any facility operated by Tenant; provided that each such agreement or arrangement shall provide that it shall be terminated and of no further force and effect, and all obligations and liabilities thereunder released and terminated (other than obligations to pay for services or supplies previously rendered or furnished), at any time upon notice to Vitalink by Landlord after either (i) Landlord terminates any Lease of such facility with Tenant, accelerates the maturity of any promissory note of AMS Properties, Inc. or Tenant, or forecloses upon or exercises remedies of like effect in respect of the stock of Tenant or AMS Properties, Inc. pledged to Landlord, or (ii) the occurrence of an Event of Default hereunder or under any other Transaction Document involving the bankruptcy or insolvency of Tenant, AMS Properties, Inc., GranCare or Vitalink.

               Vitalink - shall mean Vitalink Pharmacy Services Inc., a Delaware
               --------
          corporation, together with its permitted successors and assigns.

               Vitalink Guaranty shall mean the Limited Guaranty delivered by
               -----------------
          Vitalink in favor of Landlord pursuant to the Consent and Amendment to Transaction Documents dated as of December 31, 1996 among Tenant, Landlord, GranCare, Inc., New GranCare, Inc. and AMS Properties, Inc., as such Limited Guaranty may be amended, modified or supplemented from time to time.

          (3) Section 12.1 is amended by adding the word "or" immediately after the semicolon at the end of paragraph (o) thereof, and by adding a new paragraph (p) thereto to read as follows:

               (p) the occurrence of a Guarantor Event of Default (as such term is defined in the Vitalink Guaranty) at any time prior to the Release Date (as such term is defined in the Vitalink Guaranty);

          (4) Section 23.7 is amended by deleting paragraph (e) thereof in its entirety and by amending paragraphs (b) and (f) thereof in full read as follows:

               (b) unsecured Indebtedness consisting of accounts payable, accruals and similar items incurred in the ordinary course of business in accordance with reasonable and customary trade practices, that are neither owed to any Affiliate nor constitute Indebtedness for money borrowed or a Guarantee thereof;

               (f) unsecured Indebtedness (including without limitation, accrued and unpaid management fees) of Tenant (i) owed to GranCare or any wholly-owned Subsidiary of GranCare (provided that the payment of such Indebtedness shall be subject to the terms of a subordination agreement in form and substance satisfactory to Landlord among Tenant as debtor, GranCare or such wholly-owned Subsidiary as subordinate creditor and Landlord as senior creditor) or (ii) owed to Vitalink under any Supply Contract;

          (5) The GCIHCC Master Lease is further amended by amending Schedule 1 thereto in full to read as set forth in Exhibit F hereto.
                                             ---------

     (6) Each of the Transaction Documents remain in full force and effect and is hereby ratified and confirmed in all respects, except as specifically modified hereby or by the other Vitalink Documents (as hereinafter defined).
The amendments set forth herein (i) do not constitute an amendment, waiver or modification of any term, condition or covenant of any Transaction Document, or any of the instruments or documents referred to therein, other than as specifically set forth herein, and (ii) shall not prejudice any rights which HRP or its successors and assigns may now or hereafter have under or in connection with any Transaction Document, as amended hereby, or any of the instruments or documents referred to therein.

SECTION 3.  EFFECTIVENESS
            -------------

     Sections 1 and 2 of this Agreement shall become effective on the date and
     ----------     -
time (the "Effective Time") that a counterpart to this Agreement shall have been
           --------------
executed by each of the parties hereto and each of the following conditions shall have been satisfied (provided that the Effective Time may not be later than March 31, 1997):

     (1) Vitalink shall have paid HRP a non-refundable $10,000,000 lease modification fee in immediately available funds to reflect the change in guarantors;

     (2) Vitalink shall have executed and delivered to HRP a Guaranty in the form attached hereto as Exhibit A (the "Vitalink Guaranty");
                        ---------       -----------------

     (3) New GranCare shall have executed and delivered to HRP an Assumption Agreement in the form attached hereto as Exhibit B (the "Assumption Agreement,"
                                         ---------       --------------------
and together with this Agreement, the Vitalink Guaranty and each other agreement, instrument or other document delivered by any party pursuant to this
Section 3, collectively, the "Vitalink Documents"; the Vitalink Documents and
---------                     ------------------
the Transaction Documents, as amended hereby, are collectively referred to herein as the "Documents"), which Assumption Agreement shall have been accepted
               ---------
by GranCare for the limited purpose specified therein;

     (4) the Distribution and the Merger shall have occurred substantially concurrently with the Effective Time, in accordance with the description of the Distribution and Merger in the Schedule 14A;

     (5) giving effect to the Distribution and the Merger, and occurrence of the Effective Time, no Event of Default, or event or condition that with the giving of notice or the lapse of time or both would become an Event of Default, shall have occurred and be continuing under any Document, and all warranties and representations contained in each Vitalink Document shall be true and correct at the Effective Time as if made at such time;

     (6) HRP shall have received a certificate of a senior executive officer of New GranCare and Vitalink confirming satisfaction of the conditions described in paragraphs (d) and (e) above;
--------------     ---

     (7) HRP shall have received opinions addressed to it, each dated the Effective Time, from counsel to GranCare and New GranCare, and from Cahill Gordon & Reindel, counsel to Vitalink, covering the matters set forth in Exhibits C and D respectively, and otherwise in form and substance reasonably
----------     -
satisfactory to HRP; and

     (8) New GranCare or Vitalink shall have paid all costs, expenses and taxes provided for in Section 4 hereof, as well as all fees and expenses currently
                ---------
payable by New GranCare, Vitalink, GranCare, AMS Properties and GCIHCC under any Document.

SECTION 4.  COSTS, EXPENSES AND TAXES
            -------------------------

     New GranCare, AMS Properties and GCIHCC hereby jointly and severally agrees to pay all costs and expenses of HRP in connection with the preparation, reproduction, execution and delivery, and administration, of this Agreement, including the reasonable fees and expenses of Sullivan & Worcester LLP, special counsel to HRP with respect thereto and the payment of all recording fees, real estate transfer taxes, title insurance premiums and other expenses related to the satisfaction of the conditions in Section 3 hereof.
                                                          ---------
SECTION 5.  AMENDMENTS
            ----------

     No provision of this Agreement may be amended or modified without the written consent of the Person entitled to the benefits thereof.

SECTION 6.  GOVERNING LAW
            -------------

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

SECTION 7.  NO LIABILITY OF TRUSTEES
            ------------------------

     THE DECLARATION OF TRUST OF HRP, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HRP SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HRP. ALL PERSONS DEALING WITH HRP, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HRP FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              HEALTH AND RETIREMENT
                              PROPERTIES TRUST (f/k/a "Health and Rehabilitation Properties Trust") (known in
                              Wisconsin as "Health and
                              Retirement Properties REIT")


                              By:
                                 ----------------------------
                                 Its:

                              GRANCARE, INC.
                               (f/k/a AMS Holding Co.)


                              By:
                                 -----------------------------
                                 Its:

                              AMS PROPERTIES, INC.


                              By:
                                 -------------------------------
                                 Its:

                              GCI HEALTH CARE CENTERS, INC.


                              By:
                                 -----------------------------
                                 Its:

                              NEW GRANCARE, INC.


                              By:
                                 -----------------------------
                                 Its:

                                LIMITED GUARANTY
                                ----------------


     LIMITED GUARANTY (this "Guaranty") dated as of February 12, 1997, made by VITALINK PHARMACY SERVICES, INC., a Delaware corporation (the "Guarantor"), in favor of HEALTH AND RETIREMENT PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland (together with its successors and assigns, "HRP").

                                   WITNESSETH
                                   ----------

     WHEREAS, HRP, HostMasters, Inc., a California corporation ("HMI"), GranCare, Inc. (f/k/a AMS Holding Co.), a California corporation ("GranCare") , American Medical Services, Inc., a Wisconsin corporation ("AMSI") and AMS Properties, Inc., a Delaware corporation ("AMS") have entered into an Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement dated as of December 28, 1990, as amended (as so amended, the "Acquisition Agreement"), under which, inter alia, (A) HRP has leased 18 nursing properties located in Wisconsin, California, Colorado and Illinois to AMS pursuant to the several Facility Leases (as amended, the "AMS Facility Leases"), each incorporating a Master Lease Document General Terms and Conditions dated as of December 28, 1990 (as amended, the "AMS Master Lease") between HRP, as landlord, and AMS, as tenant, and (B) HRP has made a mortgage loan to AMS in the original principal amount of $11,500,000, the payment of which is currently evidenced by a Promissory Note dated as of October 1, 1994 by AMS to HRP (the "AMS Note") and is secured, inter alia by Mortgage and Security Agreements dated as of March 31, 1995 (collectively, the "AMS Mortgages") by AMS in favor of HRP encumbering the two nursing facilities in Wisconsin;

     WHEREAS, the terms defined in the Acquisition Agreement are used herein as therein defined, unless otherwise defined herein;

     WHEREAS, (a) in May 1991, the AMSHC Exchange (as defined in the Acquisition Agreement) took place, whereby GranCare, which previously had been a wholly-owned subsidiary of HMI, became the sole stockholder of HMI and AMSI; and (b) in December 1993, AMSI, which previously had owned all the outstanding common stock of AMS, and AMS Rehab, Inc., a Delaware corporation and a wholly-owned subsidiary of GranCare, each merged into AMS, with AMS as the surviving corporation;

     WHEREAS, HRP has leased 7 nursing and/or residential living properties located in Arizona, California and South Dakota to GCI Health Care Centers, Inc., a Delaware corporation ("GCI") pursuant to the several Facility Leases (as amended, the "GCI Facility Leases"), each incorporating a Master Lease Document General Terms and Conditions dated as of June 30, 1992 (as amended, the "GCI Master Lease") between HRP, as landlord, and GCI, as tenant;

     WHEREAS, GranCare, which holds beneficially and of record all of the outstanding capital stock of AMS and GCI, proposes to transfer all of its skilled nursing, home health care, assisted living and contract management business (including, without limitation, such capital stock), and related assets, to New GranCare, Inc., a Delaware corporation and a wholly-owned subsidiary of GranCare ("New GranCare"), with GranCare thereafter distributing New GranCare common stock to GranCare shareholders (collectively, the "Distribution");

     WHEREAS, immediately following the Distribution, GranCare shall merge with and into the Guarantor, with the Guarantor as the surviving corporation (the "Merger");

     WHEREAS, GranCare has requested that HRP agree to (a) waive the provisions of Section 9.15A of the Acquisition Agreement to permit the Distribution and Merger and (b) release the Guarantor and its subsidiaries (including any remaining Subsidiary of GranCare that becomes a subsidiary of the Guarantor as a result of the Merger) and their respective successors and assigns from and against any and all claims, liabilities and obligations, as successor by merger to GranCare, under (A) the Acquisition Agreement, (B) the Representation Letter and Indemnification Agreement dated June 30, 1992 by GCI, AMS and GranCare to HRP (the "GCI Indemnity Agreement"), (C) the Guaranty, dated as of December 28, 1990, as amended, by GranCare in favor of HRP in respect of the obligations of AMS (the "AMS Guaranty"), (D) the Guaranty dated as of June 30, 1992, as amended, by GranCare in favor of HRP in respect of the obligations of GCI (the "GCI Guaranty"), (E) the Pledge Agreement, dated as of December 28, 1990, as amended, by GranCare in favor of HRP (the "AMS Pledge Agreement"), (F) the Pledge Agreement, dated as of June 30, 1992 as amended, by GranCare in favor of HRP (the "GCI Pledge Agreement"), (G) the Subordination Agreement, dated as of December 28, 1990, as amended, among GranCare, as subordinate creditor, AMS, as debtor and HRP, as senior creditor (the "AMS Subordination Agreement"), (H) the Subordination Agreement, dated as of June 30, 1992, as amended, among GranCare, as subordinate creditor, GCI, as debtor and HRP, as senior creditor (the "GCI Subordination Agreement"), and (I) any other agreements, instruments or understandings, written or oral, of GranCare with HRP or any of its affiliates relating to or arising out of the transactions contemplated by the agreements described in clauses (A) through (H) above; and HRP is, subject to the terms and provisions of the Consent and Amendment to Transaction Documents dated as of December 31, 1996 among GranCare, New GranCare, AMS, GCI and HRP (the "Amendment"), willing to so agree, subject to, inter alia, the execution and delivery of this Guaranty by the Guarantor;

     NOW, THEREFORE, in consideration of the premises contained herein and to induce HRP to consent to the Distribution and Merger, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor hereby agrees with HRP as follows:

SECTION 8. Defined Terms. Unless otherwise defined herein, terms which are defined in the AMS Master Lease and used herein are so used as so defined. In addition, the following terms shall have the meanings set forth below:

          "Applicable Law" shall mean shall mean any law of any governmental authority, whether domestic or foreign, including without limitation all federal and state laws, to which the Person in question is subject or by which it or any of its property is bound, and including without limitation any: (a) administrative, executive, judicial, legislative or other action, code, consent decree, constitution, decree, directive, enactment, finding, guideline, injunction, interpretation, judgment, law, order, ordinance, policy statement, proclamation, promulgation, regulation, requirement, rule, rule of law, rule of public policy, settlement agreement, statute, or writ, of any governmental authority, domestic or foreign, whether or not having the force of law; (b) common law or other legal or quasi-legal precedent; or (c) arbitrator's, mediator's or referee's award, decision, finding or recommendation, or, in any case, any particular section, part or provision thereof.

          "Assumption Agreement" shall mean the Assumption Agreement dated as of even date herewith by New GranCare in favor of HRP, as the same may be amended, amended and restated, supplemented or modified from time to time, pursuant to which New GranCare has agreed to assume the obligations of GranCare under, inter alia, the Acquisition Agreement, the GCI Indemnity Agreement, the AMS Guaranty, the GCI Guaranty, the AMS Pledge Agreement. the GCI Pledge Agreement, the AMS Subordination Agreement and the GCI Subordination Agreement.

          "Bankruptcy Code" means Title 11 of the United States Code.

          "Consolidated Net Worth" of any Person shall mean, at any date as of which the amount thereof shall be determined, the consolidated total assets of such Person and its Subsidiaries, minus all obligations that should, in accordance with GAAP, be classified as liabilities on the consolidated balance sheet of such Person and its Subsidiaries, including in any event all Indebtedness.

          "Contingent Obligation" shall mean, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, or (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings. Contingent Obligations shall include, without limitation (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or
     (Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

          "Default Amount" shall mean $15,000,000 or such lesser amount to which the Guarantor's maximum liability hereunder has been reduced pursuant to the second paragraph of Section 2 hereof.

          "Default Rate" shall mean 18% per annum.

          "GAAP" shall mean generally accepted accounting principles, consistently applied.

          "GranCare Companies" shall mean, collectively, New GranCare, AMS, GCI and all Subsidiaries of any thereof (after giving effect to the Merger and the Distribution), whether now existing or hereafter created, and any successors of any thereof (individually, a "GranCare Company").

          "GranCare Default" shall mean any GranCare Event of Default and any event or condition which with the passage of time or giving of notice, or both, would become a GranCare Event of Default.

          "GranCare Documents" shall mean, collectively,

          (1) the Acquisition Agreement, the GCI Indemnity Agreement, the AMS Leases, the AMS Master Lease, the AMS Note, the GCI Leases, the GCI Master Lease, all Security Documents (as such term is defined in the Acquisition Agreement, and including, without limitation, the AMS Guaranty, the GCI Guaranty, the AMS Pledge Agreement and the GCI Pledge Agreement, in each case as modified by the Assumption Agreement) and the Assumption Agreement, in each case as from time to time in effect; and

          (2) any other present or future undertaking, agreement or instrument of any kind whatsoever from time to time entered into by one or more GranCare Companies with HRP (and any applicable third parties), or to or for the benefit of HRP (and any applicable third parties), each as from time to time in effect (and, in each case, whether or not related to any transaction contemplated by any documents, instruments or agreements listed in subparagraph
               (i) above).

          "GranCare Event of Default" shall mean an "Event of Default" under and as defined in any GranCare Document.

          "Guarantor Default" shall mean any Guarantor Event of Default and any event or condition which with the passage of time or giving of notice, or both, would become a Guarantor Event of Default.

          "Guarantor Event of Default" shall mean an Event of Default under and as defined in Section 15 hereof.

          "Indebtedness" of any Person at any date shall mean, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (excluding current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices, but including any class of capital stock of such Person with fixed payment obligations or with redemption at the option of the holder), or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under leases that should be treated as capitalized leases in accordance with GAAP, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, and all reimbursement obligations (contingent or otherwise) of such Person in respect of any letters of credit issued for the account of such Person, and (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

          "Lien" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

          "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Guarantor, or of the Guarantor and its Subsidiaries taken as a whole, (b) the ability of the Guarantor to perform its obligations under this Guaranty, or (c) the validity or enforceability of this Guaranty, or the rights of HRP hereunder.

          "Obligations" shall mean the payment and performance of each and every obligation and liability of any GranCare Company to HRP under any GranCare Document, whether now existing or hereafter arising or created, joint or several, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, and including, without limitation, payment of the principal, premium or prepayment fee and interest (including, without limitation, Minimum Interest and Additional Interest, as such terms are defined in the AMS Note) under any promissory note payable to HRP, and the payment of rent under any lease with HRP as landlord (including, without limitation, any Minimum Rent, Additional Rent and Additional Charges, as such terms are defined in the AMS Leases or the GCI Leases).

          "Person" shall mean any individual, corporation, firm, unincorporated organization, association, partnership, trust, business trust, joint stock company, joint venture or other organization, entity or business, or any governmental organization or authority.

          "Subsidiary" shall mean any Person of which any specified Person shall at the time, directly or indirectly through one or more of its Subsidiaries, (a) own at least 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally, (b) hold at least 50% of the partnership, joint venture or similar interests or (c) be a general partner or joint venturer.

SECTION 9. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to HRP the prompt and complete payment and performance by the GranCare Companies (and each of them), when due (whether at stated maturity, by acceleration or otherwise), of the Obligations. The Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel to HRP) which may be paid or incurred by HRP in enforcing, or obtaining advice of counsel in respect of, any of its rights under this Guaranty. This Guaranty is a guaranty of payment and not of collectibility and is absolute and in no way conditional or contingent. The Guarantor's liability hereunder is direct and unconditional and may be enforced after nonpayment or nonperformance by any GranCare Company of any Obligation without requiring HRP to resort to any other Person (including without limitation such GranCare Company) or any other right, remedy or collateral. This Guaranty shall remain in full force and effect until the Obligations are paid in full.

     Notwithstanding the aggregate amount of the Obligations at any time or from time to time payable or to be payable by the GranCare Companies to HRP, the liability of the Guarantor to HRP under this Section 2 shall not exceed the principal sum of Fifteen Million Dollars ($15,000,000) in the aggregate less amounts paid by the Guarantor hereunder in respect of such principal sum; provided that whenever, at any time, or from time to time, Guarantor shall make any payment to HRP on account of its liability hereunder, it will notify HRP in writing that such payment is made under this Guaranty for such purpose. The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Guaranty or affecting the rights and remedies of HRP hereunder. No payment or payments made by any GranCare Company or any other Person or received or collected by HRP from any GranCare Company or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the amount of the Obligations until the Obligations are paid in full (but subject as provided in this paragraph).

SECTION 10. Costs and Expenses of Collection. The Guarantor agrees, as principal obligor and not as a guarantor only, to pay to HRP forthwith upon demand, in immediately available funds, all costs and expenses (including, without limitation, all court costs and all fees and disbursements of counsel to HRP) incurred or expended by HRP in connection with the enforcement of this Guaranty, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment at the Default Rate. The Guarantor's covenants and agreements set forth in this Section 3 shall survive the termination of this Guaranty.

SECTION 11. Right of Setoff. Regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, HRP is hereby authorized, without notice to the Guarantor or compliance with any other condition precedent now or hereafter imposed by Applicable Law (all of which are hereby expressly waived to the extent permitted by Applicable
     Law) and to the fullest extent permitted by Applicable Law, to set off and apply the Deposit Balance (as hereinafter defined), interest thereon, and any other monies, securities, deposits or other property now or hereafter delivered to HRP as collateral pursuant hereto, and all proceeds of any thereof, against the obligations of the Guarantor under this Guaranty, whether or not HRP shall have made any demand under this Guaranty, at any time and from time to time after the occurrence of a Guarantor Event of Default, in such manner as HRP in its sole discretion may determine, and the Guarantor hereby grants HRP a continuing security interest in such Deposit Balance, interest, monies, securities, deposits and property as collateral for the payment and performance of such obligations.

SECTION 12. Subrogation and Contribution. Until the Obligations shall have been paid and performed in full, the Guarantor irrevocably and unconditionally waives any and all rights to which it may be entitled, by operation of law or otherwise, to be subrogated, with respect to any payment made by the Guarantor hereunder, to the rights of HRP against any GranCare Company, or otherwise to be reimbursed, indemnified or exonerated by any GranCare Company in respect thereof or to receive any payment, in the nature of contribution or for any other reason, from any other guarantor of the Obligations with respect to any payment made by the Guarantor hereunder (provided that the foregoing shall not prevent the Guarantor from drawing (and retaining any amounts so drawn) under any letter of credit issued by a bank for the account of any Person). Until the Obligations shall have been paid and performed in full, the Guarantor waives any defense it may have based upon any election of remedies by HRP which impairs the Guarantor's subrogation rights or the Guarantor's rights to proceed against any GranCare Company for reimbursement (including without limitation any loss of rights the Guarantor may suffer by reason of any rights, powers or remedies of such GranCare Company in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging any indebtedness to HRP). Until the Obligations shall have been paid, performed and satisfied in full, the Guarantor further waives any right to enforce any remedy which HRP now has or may in the future have against any GranCare Company, any other guarantor or any other Person and any benefit of, or any right to participate in, any security whatsoever now or in the future held by HRP.

SECTION 13. Effect of Bankruptcy Stay. If acceleration of the time for payment or performance of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of any GranCare Company or any other Person or otherwise, all such amounts otherwise subject to acceleration shall nonetheless be payable by the Guarantor under this Guaranty forthwith upon demand.

SECTION 14. Receipt of GranCare Documents, etc. The Guarantor confirms, represents and warrants to HRP that (i) it has received true and complete copies of all existing GranCare Documents from the GranCare Companies, has read the contents thereof and reviewed the same with legal counsel of its choice; (ii) no representations or agreements of any kind have been made to the Guarantor which would limit or qualify in any way the terms of this Guaranty; (iii) HRP has made no representation to the Guarantor as to the creditworthiness of any GranCare Company; and (iv) the Guarantor has established adequate means of obtaining from each GranCare Company on a continuing basis information regarding such GranCare Company's financial condition. The Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect the Guarantor's risks under this Guaranty, and the Guarantor further agrees that HRP shall have no obligation to disclose to the Guarantor any information or documents acquired by HRP in the course of its relationship with the GranCare Companies.

SECTION 15. Amendments, etc. with Respect to the Obligations. The obligations of the Guarantor under this Guaranty shall remain in full force and effect without regard to, and shall not be released, altered, exhausted, discharged or in any way affected by any circumstance or condition (whether or not any GranCare Company shall have any knowledge or notice thereof), including without limitation (a) any amendment or modification of or supplement to any GranCare Document, or any obligation, duty or agreement of the GranCare Companies or any other Person thereunder or in respect thereof; (b) any assignment or transfer in whole or in part of any of the Obligations; any furnishing, acceptance, release, nonperfection or invalidity of any direct or indirect security or guaranty for any of the Obligations; (c) any waiver, consent, extension, renewal, indulgence, settlement, compromise or other action or inaction under or in respect of any GranCare Document, or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such instrument (whether by operation of law or otherwise); (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to any GranCare Company or any other Person or any of their respective properties or creditors or any resulting release or discharge of any Obligation (including without limitation any rejection of any lease pursuant to Section 365 of the Federal Bankruptcy Code); (e) any new or additional financing arrangements entered into by any GranCare Company or by any other Person on behalf of or for the benefit of any GranCare Company; (f) the merger or consolidation of any GranCare Company with or into any other Person or of any other Person with or into any GranCare Company; (g) the voluntary or involuntary sale or other disposition of all or substantially all the assets of any GranCare Company or any other Person; (h) the voluntary or involuntary liquidation, dissolution or termination of any GranCare Company or any other Person; (i) any invalidity or unenforceability, in whole or in part, of any term hereof or of any GranCare Document, or any obligation, duty or agreement of any GranCare Company or any other Person thereunder or in respect thereof; (j) any provision of any applicable law or regulation purporting to prohibit the payment or performance by any GranCare Company or any other Person of any Obligation; (k) any failure on the part of any GranCare Company or any other Person for any reason to perform or comply with any term of any GranCare Document or any other agreement; or (l) any other act, omission or occurrence whatsoever, whether similar or dissimilar to the foregoing. The Guarantor authorizes each GranCare Company, each other guarantor in respect of the Obligations and HRP at any time in its discretion, as the case may be, to alter any of the terms of any of the Obligations.

SECTION 16. Guarantor as Principal. If for any reason the GranCare Companies, or any of them, or any other Person is under no legal obligation to discharge any Obligation, or if any other moneys included in the Obligations have become unrecoverable from the GranCare Companies, or any of them, or any other Person by operation of law or for any other reason, including, without limitation, the invalidity or irregularity in whole or in part of any Obligation or of any GranCare Document, the legal disability of any GranCare Company or any other obligor in respect of Obligations, any discharge of or limitation on the liability of any GranCare Company or any other Person or any limitation on the method or terms of payment under any Obligation, or of any GranCare Document, which may now or hereafter be caused or imposed in any manner whatsoever (whether consensual or arising by operation of law or otherwise), this Guaranty shall nevertheless remain in full force and effect and shall be binding upon the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all Obligations (subject as provided in Section 2 hereof).

SECTION 17. Waiver of Demand, Notice, Etc. The Guarantor hereby waives, to the extent not prohibited by applicable law, all presentments, demands for performance, notice of nonperformance, protests, notices of protests and notices of dishonor in connection with the Obligations or any GranCare Document, including but not limited to (a) notice of the existence, creation or incurring of any new or additional obligation or of any action or failure to act on the part of any GranCare Company, HRP, any endorser or creditor of any GranCare Company or any other Person; (b) any notice of any indulgence, extensions or renewals granted to any obligor with respect to the Obligations; (c) any requirement of diligence or promptness in the enforcement of rights under any GranCare Document, or any other agreement or instrument directly or indirectly relating thereto or to the Obligations; (d) any enforcement of any present or future agreement or instrument relating directly or indirectly thereto or to the Obligations; (e) notice of any of the matters referred to in
     Section 9 above; (f) any defense of any kind which the Guarantor may now have with respect to his liability under this Guaranty; (g) any right to require HRP, as a condition of enforcement of this Guaranty, to proceed against any GranCare Company or any other Person or to proceed against or exhaust any security held by HRP at any time or to pursue any other right or remedy in HRP's power before proceeding against the Guarantor; (h) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of HRP to file or enforce a claim against the estate (in administration, bankruptcy, or any other proceeding) of any other Person or Persons; (i) any defense based upon an election of remedies by HRP; (j) any defense arising by reason of any "one action" or "anti-deficiency" law or any other law which may prevent HRP from bringing any action, including a claim for deficiency, against the Guarantor, before or after HRP's commencement of completion of any foreclosure action, either judicially or by exercise of a power of sale; (k) any defense based upon any lack of diligence by HRP in the collection of any Obligation; (l) any duty on the part of HRP to disclose to the Guarantor any facts HRP may now or hereafter know about any GranCare Company or any other obligor in respect of Obligations; (m) any defense arising because of an election made by HRP under Section 1111(b)(2) of the Federal Bankruptcy Code; (n) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code; (o) and any defense based upon or arising out of any defense which any GranCare Company or any other Person may have to the payment or performance of the Obligations (including but not limited to failure of consideration, breach of warranty, fraud, payment, accord and satisfaction, strict foreclosure, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability and usury). Guarantor acknowledges and agrees that each of the waivers set forth herein on the part of the Guarantor is made with Guarantor's full knowledge of the significance and consequences thereof and that, under the circumstances, the waivers are reasonable. If any such waiver is determined to be contrary to Applicable Law such waiver shall be effective only to the extent not prohibited by such Applicable Law.

SECTION 18. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations or the payment of the Deposit Amount (as hereinafter defined) is rescinded or must otherwise be restored or returned by HRP upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any GranCare Company or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any GranCare Company or any substantial part of its property, or otherwise, all as though such payments had not been made.

SECTION 19. Payments. The Guarantor hereby agrees that the Obligations, and all amounts payable hereunder, will be paid to HRP without set-off or counterclaim in U.S. Dollars at the office of HRP located at 400 Centre Street, Newton, Massachusetts 02158, or to such other location as HRP shall notify the Guarantor.

SECTION 20. Representations and Warranties. The Guarantor represents and warrants that:

          (1) Corporate Existence. The Guarantor is a corporation duly incorporated and validly existing under the laws of the jurisdiction of its incorporation, and is duly licensed or qualified as a foreign corporation in all states wherein the nature of its property owned or business transacted by it makes such licensing or qualification necessary, except where the failure to be licensed or to so qualify could not have a Material Adverse Effect.

          (2) No Violation. The execution, delivery and performance of this Guaranty will not contravene any provision of law, statute, rule or regulation to which the Guarantor or any of its Subsidiaries is subject or any judgment, decree, franchise, order or permit applicable to the Guarantor or any of its Subsidiaries, or conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Guarantor or any of its Subsidiaries pursuant to the terms of any agreement or instrument to which the Guarantor or any of its Subsidiaries is party, or violate any provision of the respective corporate charters or bylaws of the Guarantor or any of its Subsidiaries.

          (3) Corporate Authority and Power. The execution, delivery and performance of this Guaranty is within the corporate powers of the Guarantor and has been duly authorized by all necessary corporate action.

          (4) Enforceability. This Guaranty has been duly executed and delivered by the Guarantor, and this Guaranty constitutes the valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and except as enforceability may be subject to general principles of equity, whether such principles are applied in a court of equity or at law.

          (5) Governmental Approvals. No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Guaranty, or the taking of any action contemplated hereby or thereby.

          (6) Financial Statements. The financial statements of the Guarantor contained in the Guarantor's Registration Statement on Form S-4 filed in connection with the Merger, fairly present the consolidated financial condition of the Guarantor and its Subsidiaries as of their date of presentation, and the consolidated results of their operations and their consolidated cash flows for the respective fiscal period then ended. The Financial Statements (including in each case the related schedules and notes) (i) have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as disclosed therein), (ii) are true, complete and correct, and (iii) do not omit any material fact necessary to make them not misleading.

          (7) No Adverse Change. Other than as set forth in or contemplated by the Guarantor's Registration Statement on Form S-4 filed in connection with the Merger, since May 31, 1996, there has been no change in the business operations, management or properties, or in the condition, financial or other, of the Guarantor and its Subsidiaries taken as a whole that has had or could have a Material Adverse Effect.

          (8) Litigation. The Guarantor has no notice or knowledge of any action, suit or proceeding pending or threatened against or affecting it at law or in equity or before or by any governmental department, court, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind that would, to the best of its knowledge, information or belief, materially and adversely affect its ability to perform its obligations under this Guaranty.

          (9) No Restrictions. Neither the Guarantor nor any of its Subsidiaries has entered into any agreement or arrangement, written or oral, direct or indirect, with any GranCare Company that either now or in the future would have the effect of restricting the ability of any GranCare Company, or would conflict with the right of any GranCare Company, to (a) enter into any new or additional mortgage or lease financing, or any other transaction, with HRP (including, without limitation, any transaction contemplated by Section 9.27 of the Acquisition Agreement), (b) extend or renew the term of any mortgage or lease financing with HRP, (c) exercise any option to purchase property from HRP or (d) take any other action permitted or required to be taken by any GranCare Company pursuant to the terms of any GranCare Document.

SECTION 21. Covenants. The Guarantor hereby covenants and agrees with HRP that, from and after the date of this Guaranty until the Obligations are paid in full or until the Release Date (as defined in Section 16 hereof):

     (1) the Guarantor shall not enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, sub-lease, transfer or otherwise dispose of in one transaction or a series of transactions, all or substantially all of its business, property or fixed assets, whether now owned or hereafter acquired, except that the Guarantor may merge or consolidate with any Person, or convey, transfer or lease substantially all of its assets so long as

          (1) no condition or event shall exist, either before or immediately after giving effect to such merger or consolidation, or such conveyance, transfer or lease, that constitutes a Guarantor Default;

          (2) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Guarantor, as the case may be, shall be a corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Guarantor is not such corporation, (i) such corporation shall have executed and delivered to HRP its assumption of the due and punctual performance and observance of each covenant and condition of this Guaranty to the same extent and with the same effect as though such corporation was a party hereto and was named and defined as the "Guarantor" herein and (ii) shall have caused to be delivered to HRP an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to HRP, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

          (1) if the survivor of any such merger is the Guarantor, the Consolidated Net Worth of the Guarantor giving effect to such merger shall not be less than $100,000,000; or

          (2) if the successor formed by such consolidation or the survivor of such merger, if other than the Guarantor, or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Guarantor as an entirety, as the case may be, giving effect to such consolidation or merger, or such conveyance, transfer or lease, has either (x) a Consolidated Net Worth of not less than $100,000,000 or (y) (A) paid HRP an amount in immediately available funds equal to the Default Amount, free and clear of claims of third parties, to be held by HRP as cash collateral for the payment of the Guarantor's obligations hereunder (such amounts to be applied by HRP to the payment and performance of the obligations of the Guarantor (and its successors) hereunder as and when the same become due and payable in accordance with the provisions of this Guaranty) and (B) executed and delivered a cash collateral pledge agreement in favor of HRP in respect of such cash collateral (together with UCC-1 financing statements or similar instruments if requested by HRP, and in form satisfactory to HRP), which cash collateral pledge agreement shall be in form and substance satisfactory to HRP in its sole discretion.

     (2) The Guarantor shall not, and shall not permit any of its Subsidiaries to, enter into any agreement or arrangement, written or oral, direct or indirect, with any GranCare Company that would have the effect of restricting the ability of any GranCare Company, or would conflict with the right of any GranCare Company, to (a) enter into any new or additional mortgage or lease financing, or any other transaction, with HRP (including, without limitation, any transaction contemplated by Section 9.27 of the Acquisition Agreement), (b) extend or renew the term of any mortgage or lease financing with HRP, (c) exercise any option to purchase property from HRP or (d) take any other action permitted or required to be taken by any GranCare Company pursuant to the terms of any GranCare Document.

SECTION 22. Guarantor Events of Default. If one or more of the following events (a "Guarantor Event of Default") shall have occurred:

          (1) the Guarantor shall fail to make punctual payment of any amount payable hereunder as the same shall become due and payable; or

          (2) any representation or warranty of the Guarantor contained in this Guaranty, or any statement or certificate furnished pursuant to any provision of this Guaranty or the Amendment, shall have been false, incorrect or misleading in any material respect when made or so certified to; or

          (3) the Guarantor shall breach any of the provisions of, or fail duly to observe or perform any covenant, agreement or provision contained in, this Guaranty; or

          (4) any obligation of the Guarantor in respect of any Indebtedness or any Contingent Obligation with an aggregate amount of principal outstanding (whether or not due) exceeding $10,000,000 (but excluding, in any event, the obligations of the Guarantor hereunder) shall be declared to be or shall become due and payable prior to the stated maturity thereof, or such Indebtedness or Contingent Obligation shall not be paid as and when the same becomes due and payable, or there shall occur and be continuing any default under any instrument, agreement or evidence of indebtedness relating to any such Indebtedness the effect of which is to permit the holder or holders of such instrument, agreement or evidence of indebtedness, or a trustee, agent or other representative on behalf of such holder or holders, to cause such Indebtedness to become due prior to its stated maturity; or

          (5) the Guarantor shall apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, make a general assignment for the benefit of its creditors, commence a voluntary case under the Bankruptcy Code, file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or take any corporate action for the purpose of effecting any of the foregoing; or

          (6) a proceeding or case shall be commenced, without the application or consent of the Guarantor thereof in any court of competent jurisdiction, seeking its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, the appointment of a trustee, receiver, custodian, liquidator or the like of the Guarantor or of all or any substantial part of its assets, or similar relief in respect of the Guarantor under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or an order for relief against the Guarantor shall be entered in an involuntary case under the Bankruptcy Code; or

          (7) A judgment or judgments for the payment of money in excess of $[10,000,000] (net of insurance proceeds) in the aggregate shall be rendered against the Guarantor and any such judgment or judgments shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof;

THEN, notwithstanding that no GranCare Event of Default may then have occurred and be continuing, (a) in the event of a Guarantor Event of Default described in paragraph (E) or (F) above, there shall become due and payable to HRP, and the Guarantor shall immediately pay HRP, without notice or demand of any kind whatsoever, an amount in immediately available funds equal to the Default Amount, and (b) in the event of any other Guarantor Event of Default, upon notice from HRP specifying such Guarantor Event of Default, there shall become due and payable to HRP, and the Guarantor shall immediately pay HRP, an amount in immediately available funds equal to Default Amount. The amounts so paid to HRP shall be held as collateral for the payment of the Guarantor's obligations hereunder. Such amounts shall be applied by HRP to the payment and performance of the obligations of the Guarantor hereunder as and when the same become due and payable in accordance with the provisions of this Guaranty.

SECTION 23. Payment of Default Amount. Notwithstanding anything herein to the contrary, upon the Guarantor's (i) payment to HRP of an amount in immediately available funds equal to the Default Amount, free and clear of claims of third parties, to be held by HRP as cash collateral for the payment of the Guarantor's obligations hereunder (such amounts to be applied by HRP to the payment and performance of the obligations of the Guarantor (and its successors) hereunder as and when the same become due and payable in accordance with the provisions of this Guaranty) and (ii) execution and delivery of a cash collateral pledge agreement in favor of HRP in respect of such cash collateral (together with executed UCC-1 financing statements or similar instruments if requested by HRP, and in form satisfactory to HRP), which cash collateral pledge agreement shall be in form and substance satisfactory to HRP in its sole discretion (the date upon which the conditions in clauses (i) and (ii) have been satisfied, the "Release Date"), Sections 14 and 15 hereof shall have no further force and effect, and (subject to Section 11 hereof) HRP shall look solely to such cash collateral for payment of the Guarantor's obligations hereunder (so long as such cash collateral shall not thereafter become subject to any Lien or other claim of any Person, other than the rights of the Guarantor hereunder). Without limiting the foregoing, such cash collateral pledge agreement shall provide that (A) the amount paid to HRP pursuant to this
     Section 16 , less amounts applied by HRP from time to time to the payment of the Obligations (the "Deposit Balance"), shall bear interest at a per annum rate equal to the lesser of eight percent (8%) per annum or the T-Bill Rate (as hereinafter defined), which interest shall be payable to the Guarantor or to its order on each anniversary of the date of the payment of such amount to HRP (the "Deposit Payment Date") so long as no GranCare Event of Default shall have occurred and be continuing on such interest payment date, (B) the Deposit Balance, together with accrued but unpaid interest thereon, shall be released to the Guarantor or to its order upon the payment in full of the Obligations, and (C) the Deposit Balance and accrued interest thereon may be commingled with the general assets of HRP. The term "T-Bill Rate" means, with respect to the Deposit Balance, the yield to maturity implied by (i) the yields reported as of 10:00 A.M. (New York City time) on the Deposit Payment Date on the display designated as "Page 678" on the Telerate Access Service (or such other display as may replace Page 678 on Telerate Access Service) for 30-year U.S. Treasury securities, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the Deposit Payment Date in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for 30-year U.S. Treasury securities. Such implied yield will be determined, if necessary, by converting U.S. Treasury bill quotations to per annum bond-equivalent yields in accordance with accepted financial practice.

SECTION 24. Supply Contracts. The Guarantor agrees that all agreements or arrangements between the Guarantor and its Subsidiaries or representative or agents on the one hand, and AMS or GCI on the other, providing for pharmaceuticals or other supplies or services to be furnished to any facility operated by AMS or GCI, shall provide that each such agreement or arrangement shall be terminated and of no further force and effect, and all obligations and liabilities thereunder released and terminated (other than obligations to pay for services or supplies previously rendered or furnished), at any time upon notice to the Guarantor by HRP after either
     (i) HRP terminates such lease with AMS or GCI, accelerates the maturity of any promissory note of AMS or GCI, or forecloses upon or exercises remedies of like effect in respect of the stock of GCI or AMS pledged to HRP or (ii) the occurrence of an Event of Default hereunder or under any other GranCare Document involving the bankruptcy or insolvency of New GranCare, AMS, GCI or the Guarantor.

SECTION 25. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 26. Additional Guaranties. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.

SECTION 27. Paragraph Headings. The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

SECTION 28. No Waiver, Cumulative Remedies. HRP shall not by any act (except by a written instrument pursuant to Paragraph 22 hereof), delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of HRP, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by HRP of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which HRP would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

SECTION 29. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and HRP, provided that any provision of this Guaranty may be waived by HRP in a letter or agreement executed by HRP or by telecopy from HRP. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of HRP and its successors and assigns.

SECTION 30.  WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; GOVERNING LAW.
     THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING WHICH ARISES OUT OF OR BY REASON OF THIS GUARANTY, ANY GRANCARE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

     BY ITS EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR (1) ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS GUARANTY, ANY GRANCARE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ADDITION TO ANY OTHER COURT IN WHICH SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT; (2) IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED BY ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN WHICH IT SHALL HAVE BEEN SERVED WITH PROCESS IN THE MANNER HEREINAFTER PROVIDED; (3) TO THE EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN SUCH ACTION, SUIT OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER; AND (4) AGREES THAT PROCESS MAY BE SERVED UPON IT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED BY CHAPTER 223A OF THE GENERAL LAWS OF MASSACHUSETTS, RULE 4 OF THE MASSACHUSETTS RULES OF CIVIL PROCEDURE OR RULE 4 OF THE FEDERAL RULES OF CIVIL PROCEDURE.

     THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

SECTION 31. Notices. All notices under this Guaranty shall be in writing, and shall be delivered by hand, by a nationally recognized commercial overnight delivery service, by first class mail or by telecopy, delivered, addressed or transmitted, if to HRP, at 400 Centre Street, Newton, Massachusetts 02158, Attention: President (telecopy no. 617-332-2261), with a copy to Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, Attention: Alexander A. Notopoulos, Esq. (telecopy no. 617-338-2880), and if to the Guarantor, at its address or telecopy number set out below its signature in this Guaranty. Such notices shall be effective: in the case of hand deliveries, when received; in the case of an overnight delivery service, on the next business day after being placed in the possession of such delivery service, with delivery charges prepaid; in the case of mail, three days after deposit in the postal system, first class postage prepaid; and in the case of telecopy notices, when electronic indication of receipt is received. Either party may change its address and telecopy number by written notice to the other delivered in accordance with the provisions of this Section.

          IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.


                                       VITALINK PHARMACY SERVICES, INC.


                                       By:
                                          --------------------------------
                                          Title:
                                                --------------------------

                                       Address for Notices:

                                       Vitalink Pharmacy Services, Inc.
                                       1250 East Diehl Road
                                       Naperville, Illinois 60563
                                       Attention:  President
                                       Telecopy:  (630) 245-4800

                                                           EXHIBIT E TO CONSENT
                                                           AND AMENDMENT

           SCHEDULE 1.1 TO ACQUISITION AGREEMENT, AGREEMENT TO LEASE
                          AND MORTGAGE LOAN AGREEMENT

                       SCHEDULE OF TRANSACTION DOCUMENTS
                       ---------------------------------

     (1) The Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement dated as of December 28, 1990 among HRP, HMI, GranCare, AMS and AMS Properties;

     (2) The Facility Leases dated as of December 28, 1990 or March 27, 1992 between HRP, as landlord, and AMS Properties, as tenant;

     (3) A Master Lease Document General Terms and Conditions dated as of December 28, 1990 between HRP, as landlord, and AMS Properties, as tenant;

     (4) A Promissory Note dated as of October 1, 1994 by AMS Properties to HRP in the original principal amount of $11,500,000;

     (5) A Guaranty, dated as of December 28, 1990, from Old GranCare in favor of HRP pursuant to which all obligations of AMS Properties are guaranteed; the obligations and liabilities under such Guaranty having been assumed by New GranCare pursuant to the Assumption Agreement;

     (6) A Limited Guaranty from Vitalink in favor of HRP pursuant to which the obligations of New GranCare, AMS Properties and GCIHCC are guaranteed as provided therein;

     (7) A Guaranty, Cross Default and Cross Collateralization Agreement, dated as of June 30, 1992, from AMS Properties and GCIHCC in favor of HRP;

     (8) Memoranda of Lease, each dated as of December 28, 1990 or March 27, 1992 recorded with the Registry of Deeds of the appropriate county with respect to each Leased Property;

     (9) Precautionary UCC Financing Statements by AMS Properties, showing AMS Properties, as lessee, and HRP, as lessor, filed with the appropriate State and County UCC filing office with respect to each Leased Property;

     (10) Amended and Restated HRP Shares Pledge Agreement, dated as of June 30, 1992, between HRP and AMS Properties, pursuant to which AMS Properties has pledged the HRP Shares to HRP to secure its obligations to HRP;

     (11) Amended and Restated Voting Trust Agreement, dated as of June 30, 1992 from AMS Properties to HRPT Advisors, Inc., as voting trustee;

          (1)  Voting Trust Certificate;
          (2)  Stock Power;

     (12) The Mortgage and Security Agreements each dated as of March 31, 1995 by AMS Properties as mortgagor in favor of HRP as mortgagee with respect to the Northwest and River Hills West Mortgaged Properties;

     (13) A Security Agreement, dated as of December 28, 1990 from AMS Properties to HRP, granting HRP a security interest in all now owned and hereafter acquired tangible personal property and all accounts receivable, contract rights and general intangibles of AMS Properties;

     (14) A Collateral Assignment of Contracts and Permits, dated as of December 28, 1990 from AMS Properties to HRP, assigning to HRP all contracts and permits of AMS Properties;

     (15) UCC Financing Statements/Fixture Filings by AMS Properties, showing AMS Properties, as debtor, and HRP, as secured party, filed with the appropriate UCC filing office and registries of deeds to perfect the interests of HRP as a secured creditor under the security instruments referred to above;

     (16) An Amended and Restated Renovation Funding Agreement dated as of January 13, 1992, between AMS Properties and HRP;

     (17) A Memorandum of Option and Right of First Refusal dated as of March 30, 1995, between AMS Properties and HRP relating to the option to purchase the Mortgaged Properties granted by AMS Properties to HRP (the "Option Agreement");
                                                            ----------------

     (18) Renovation Loan Agreement, dated as of March 28, 1992, by and between AMS Properties and HRP relating to certain renovations to be made at the Christopher East Health Care Center, Milwaukee, Wisconsin;

     (19) Promissory Note, dated as of March 28, 1992, in the original principal amount of $1,250,000, executed by AMS Properties and accepted by HRP;

     (20) Security Agreement, dated as of March 28, 1992, made by AMS Properties in favor of HRP;

     (21) A Pledge Agreement dated as of December 28, 1990, as supplemented by a Pledge Agreement Supplement dated as of December 29, 1993, from Old GranCare (as successor to AMS) to HRP pursuant to which all shares of capital stock of AMS Properties are pledged to HRP, together with certificates relating to the AMS Properties shares and stock powers relating to such shares; the obligations and liabilities under such Pledge Agreement and Pledge Agreement Supplement having been assumed by New GranCare pursuant to the Assumption Agreement;

     (22) A Subordination Agreement dated as of December 28, 1990 among GranCare as subordinate creditor, AMS Properties as debtor, and HRP as senior creditor; the obligations and liabilities under such Subordination Agreement having been assumed by New GranCare pursuant to the Assumption Agreement;

     (23) A Subordination Agreement dated as of December 28, 1990 among HMI as subordinate creditor, AMS Properties as debtor and HRP as senior creditor;

     (24) A Subordination Agreement dated as of December 28, 1990 among AMS Green Tree as subordinate creditor, AMS Properties as debtor and HRP as senior creditor;

     (25) A Subordination Agreement dated as of December 28, 1990 among Am-Cal as subordinate creditor, AMS Properties as debtor and HRP as senior creditor;

     (26) Assignment of Sublease Documents dated ___________, 1992 between AMS Properties and HRP, re: Friendship Manor Sublease;

     (27) Consent Letter dated __________, 1992 by HRP and consented to by GranCare and AMS Properties re: Friendship Manor Sublease;

     (28) Assignment of Leases and Rents dated __________, 1992 by AMS Properties re: Friendship Manor Sublease;

     (29) Consent Letter dated March 31, 1995 by HRP and consented to by GranCare, AMS Properties and GCIHCC re: Subleases;

     (30) Assignment of Sublease Documents dated March 31, 1995 between AMS Properties and HRP;

     (31) Assignment of Leases and Rents dated March 31, 1995 by AMS Properties re: Subleases;

     (32) The Consent and Amendment to Transaction Documents dated as of December __, 1996 among AMS Properties, GCIHCC, Old GranCare and New GranCare;

     (33) An Amendment to Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement dated as of December 29, 1993 among Old GranCare, AMS Properties, GCIHCC and HRP;

     (34) A Rescission Agreement and Amendment to Transaction Documents dated as of October 1, 1994 among Old GranCare, AMS Properties, GCIHCC and HRP; and

     (35) The Assumption Agreement by New GranCare, Inc. in favor of HRP.

                                                           EXHIBIT F TO CONSENT
                                                           AND AMENDMENT

                     SCHEDULE 1 TO MASTER LEASE AGREEMENT,
                          GENERAL TERMS AND CONDITIONS

                       SCHEDULE OF TRANSACTION DOCUMENTS
                       ---------------------------------

     (36) Letter Agreement dated April 25, 1992, from HRP to GranCare, accepted by GranCare;

     (37) Closing Escrow Agreement, dated May 29, 1992, among HRP, Samaritan, Samaritan Arizona, Samaritan California, Samaritan South Dakota and GCI and the Title Company, as escrow agent, delivering various closing documents and providing information and instructions regarding delivery and recording of such documents;

     (38) Master Lease Document, dated as of June 30, 1992, between HRP as Landlord and GCI as Tenant;

     (39) Facility Leases, each dated as of June 30, 1992, between HRP as Landlord and GCI as Tenant, for each Facility;

     (40) Amended and Restated HRP Shares Pledge Agreement, dated as of June 30, 1992, between HRP and AMS, pursuant to which AMS has pledged the HRP Shares to HRP to secure its obligations to HRP;

     (41) Amended and Restated Voting Trust Agreement, dated as of June 30, 1992 from AMS to HRPT Advisors, Inc., as voting trustee;

          (1)  Voting Trust Certificate
          (2)  Stock Power;

     (42) Guaranty, Cross Default and Cross Collateralization Agreement, dated as of June 30, 1992, from AMS and GCI, in favor of HRP;

     (43) A Guaranty, dated as of June 30, 1992 from GranCare in favor of HRP pursuant to which all obligations of AMS are guaranteed; the obligations and liabilities under such Guaranty having been assumed by New GranCare, Inc. pursuant to the Assumption Agreement referenced below;

     (44) A Limited Guaranty from Vitalink Pharmacy Systems, Inc. in favor of HRP pursuant to which the obligations of New GranCare, Inc., AMS and GCI are guaranteed as provided therein;

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     (45) Security Agreement, dated as of June 30, 1992, from GCI to HRP, granting HRP a security interest in all tangible and intangible personal property and including all accounts receivable, contract rights and general intangibles;

     (46) Assignment of Contracts, Licenses and Permits, dated as of June 30, 1992, from GCI to HRP, assigning to HRP, all contracts, licences and permits used in connection with the operation of the Facilities;

     (47) Pledge Agreement, dated as of June 30, 1992 Date, from GranCare pursuant to which all of the capital stock of GCI is pledged to HRP to secure the obligations of GCI;

          (1) Stock power relating to pledged shares;

     (48) A Subordination Agreement dated as of June 30, 1992 among GranCare as subordinate creditor, GCI as debtor, and HRP as senior creditor; the obligations and liabilities under such Subordination Agreement having been assumed by New GranCare pursuant to the Assumption Agreement;

     (49) Subordination Agreement, dated as of June 30, 1992, among AMS as subordinated creditor, GCI, as debtor and HRP as senior creditor, pursuant to which all obligations of GCI to the subordinated creditor are subordinated;

     (50) Representation Letter and Indemnification Agreement, dated June 30, 1992, from GranCare, AMS and GCI, with respect to, inter alia, the continued
                                                   ----- ----
effectiveness of the representations and warranties made by GranCare and GCI in, and the absence of any Defaults under, the Transaction Documents;

     (51) Consent Letter dated March 31, 1995 by HRP and consented to by GCI, GranCare and AMS re: HealthQuest Subleases;

     (52) Assignment of Sublease Documents dated March 31, 1995 between GCI and HRP re: HealthQuest Subleases;

     (53) Assignment of Leases and Rents dated March 31, 1995 by GCI re:
HealthQuest Subleases;

     (54) Amendment to Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement dated as of December 29, 1993 among GranCare, AMS, GCI and HRP;

     (55) Rescission Agreement and Amendment to Transaction Documents dated as of October 1, 1994 among GranCare, AMS, GCI and HRP;

     (56) Consent and Amendment to Transaction Documents dated as of December __, 1996 among AMS, GCI, Old GranCare and New GranCare; and

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     (57) Assumption Agreement by New GranCare, Inc. in favor of HRP (the
"Assumption Agreement").
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